EXHIBIT 99.2

INDEPENDENT AUDITORS’ REPORT

To the Management of

GLG Resources, Inc., formerly Greenleaf Growers, Inc.

Grand Rapids, Michigan

Opinion

We have audited the accompanying financial statements of GLG Resources, Inc., formerly Greenleaf Growers, Inc. (the “Company”), which comprise the balance sheet as of December 31, 2021, and the related statement of operations, cash flows, and stockholders’ deficit for the year then ended, and the related notes to the financial statements.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Disclaimer of Opinion on 2021 Statements of Operations, Cash Flows, and Stockholders’ Deficit

We do not express an opinion on the accompanying Statements of Operation, Cash Flows and Stockholders’ Deficit for the year ended December 31, 2021. Because of the significance of the matter described in the Basis for Disclaimer of Opinion section of our report, we have not been able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion on the Statements of Operations, Cash Flows and Stockholders’ Deficit for the year ending December 31, 2021.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Disclaimer of Opinion on 2021 Statements of Operations, Cash Flows, and Stockholders’ Deficit

An audit was not performed for the year ended December 31, 2020, and we were therefore unable to satisfy ourselves regarding beginning balances of the balance sheet. All balance sheet amounts as of December 31, 2020, materially affect the determination of net income and cash flows for the year ended December 31, 2021.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

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Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Report on Compilation Engagement

Management is responsible for the accompanying financial statements of the Company, which comprise the balance sheet as of June 30, 2022, and the related statement of operations, cash flows, and stockholders’ deficit for the six months then ended, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any assurance on these financial statements.

Brea, California

December 30, 2022

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GLG RESOURCES INC. formerly GREENLEAF GROWERS, INC.
BALANCE SHEET

	June 30,	December 31,
	2022 Compiled	2021 Audited

ASSETS

Current assets:
Cash	$157,623	$41,469
Accounts receivable, net	255,438	85,419
Short-term borrowings from related parties	56,613	56,613

Total current assets	469,674	183,501

Property, equipment and leasehold improvements, net	110,776	125,106
Other assets	896	2,280

TOTAL ASSETS	$581,346	$310,887

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
LIABILITIES:
Current liabilities:
Accounts payable and other accrued expenses	$20,804	$18,202
Short-term debt and other financings	649,533	190,324
Short-term debt and other financings - related party	483,732	645,114

Total current liabilities	1,154,069	853,640

Long-term liabilities:
Short-term debt and other financings - noncurrent	-	-

Total long-term liabilities	-	-

Total liabilities	1,154,069	853,640

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS’ DEFICIT:
Common stock ($1.00 par value, 60,000 shares authorized, and 100 shares outstanding)	100	100
Accumulated deficit	(572,823)	(542,853)

Total stockholders’ equity (deficit)	(572,723)	(542,753)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$581,346	$310,887

The accompanying notes are an integral part of the financial statements.

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GLG RESOURCES INC. formerly GREENLEAF GROWERS, INC.
STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2022 Compiled	Twelve Months Ended December 31, 2021 Audited

Revenue	$1,246,726	$1,991,776
Cost of goods sold	649,078	1,073,209

Gross profit	597,648	918,567

Selling, general and administrative expenses	611,295	1,046,115

Loss from operations	(13,647)	(127,548)

Other income
Gain from forgiveness of debt	-	262,682
Interest expense	(26,064)	(53,078)
Other income	9,741	18,918

Total other income	(16,323)	228,522

Income / (loss)	$(29,970)	$100,974
Provision for income taxes	-	-

NET INCOME / (LOSS)	$(29,970)	$100,974

Net Income / (Loss) per common share - basic and diluted	$(300)	$1,010

The accompanying notes are an integral part of the financial statements.

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GLG RESOURCES INC. formerly GREENLEAF GROWERS, INC.
STATEMENT OF CASH FLOWS

	Six Months Ended June 30, 2022 Compiled	Twelve Months Ended December 31, 2021 Audited

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(29,970)	$100,974
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt expense	-	90,552
Depreciation	14,330	38,470
Gain from debt forgiveness	-	(131,300)
Change in operating assets and liabilities:
Accounts receivable	(170,019)	(50,972)
Other assets	1,384	1,743
Accounts payable and accrued expenses	2,602	27,242
NET CASH PROVIDED BY / (USED IN) OPERATING ACTIVITIES	(181,673)	76,709

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, equipment and leasehold improvements	-	(66,599)
NET CASH PROVIDED BY / (USED IN) INVESTING ACTIVITIES	-	(66,599)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt	459,209	845,780
Payments of debt principal	(161,382)	(898,435)
NET CASH PROVIDED BY / (USED IN) FINANCING ACTIVITIES	297,827	(52,655)

NET CHANGE IN CASH	116,154	(42,545)
Cash at beginning of period	41,469	84,014

CASH AT END OF PERIOD	$157,623	$41,469

SUPPLEMENTAL DISCLOSURE FOR OPERATING ACTIVITIES:
Cash paid for interest	$23,124	$39,067

The accompanying notes are an integral part of the financial statements.

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GLG RESOURCES INC. formerly GREENLEAF GROWERS, INC.
STATEMENT OF STOCKHOLDERS’ DEFICIT

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance at December 31, 2020	100	$100	$(643,827)	$(643,727)

Net Income (Loss)	-	-	100,974	100,974
Balance at December 31, 2021 Audited	100	$100	$(542,853)	$(542,753)

Net Income (Loss)	-	-	(29,970)	(29,970)
Balance at June 30, 2022 Compiled	100	$100	$(572,823)	$(572,723)

The accompanying notes are an integral part of the financial statements.

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GLG RESOURCES, INC formerly GREENLEAF GROWERS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION, NATURE OF BUSINESS, AND BASIS OF PRESENTATION

Organization and Recent Developments

GLG Resources, Inc., a Michigan corporation (the Company), was incorporated as Greenleaf Growers, Inc. on November 6, 2012.  Effective August 31, 2022, Greenleaf Growers, Inc. amended its Articles of Incorporation to change the name of the company to GLG Resources, Inc. The Company authorized 60,000 shares and issued 100 shares of common stock at formation.

Nature of Business

GLG Resources, Inc., until August 30, 2022, was a wholesale nursery that sold a variety of agricultural products, such as ornamental flowers, shrubs and grasses to distributers and retailers throughout the United States and Canada.  Effective August 30, 2022, the Company sold all of its assets and ceased its wholesale nursery operations See Note 8, “Subsequent Events”.

Basis of Presentation

The accompanying complied and audited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the financial position of the Company as of June 30, 2022 and December 31, 2021, and the results of operations and cash flows for the six-month period ended June 30, 2022 and the twelve-month period ended December 31, 2021 have been included.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reported period. Changes in these estimates and assumptions may have a material impact on the financial statements and accompanying notes.

Examples of significant estimates and assumptions include provisions for doubtful accounts, accrued liabilities, discount rates used in the measurement and recognition of lease liabilities and valuation of  common stock. These estimates generally involve complex issues and require us to make judgments, involve analysis of historical and future trends, can require extended periods of time to resolve, and are subject to change from period to period. In all cases, actual results could differ materially from management estimates.

Trade and other Receivables

The Company extends non-interest-bearing trade credit to its customers in the ordinary course of business which is not collateralized. Accounts receivable are shown on the face of the balance sheets, net of an allowance for doubtful accounts. The Company analyzes the aging of accounts receivable, historical bad debts, customer creditworthiness and current economic trends, in determining the allowance for doubtful accounts. The Company does not accrue interest receivable on past due accounts receivable. The reserve for doubtful accounts was $90,552 as of June 30, 2022 and December 31, 2021, respectively.

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Concentration of Credit Risk

For the year ended December 31, 2021, two customers accounted for approximately 95% of total revenue, This concentration of customers leaves the Company exposed to the risks associated with the loss of one or more of these significant customers, which would materially and adversely affect Company revenues and results of operations. As December 31, 2021, approximately 96% of Company gross outstanding trade receivables were attributed to two customers.

Inventory

The Company values inventory at the lower of the actual cost of  inventory, as determined using the first-in, first-out method, or its net realizable value. Management periodically reviews physical inventory for excess, obsolete, and potentially impaired items and reserve accordingly. Any reserve estimate for excess and obsolete is based on expected future use. The Company historically has had no inventory reserves.

Property, Equipment and Building Improvements, Net

Property, equipment and building improvements are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets of five to 39 years.

Expenditures for major renewals and improvements are capitalized, while minor replacements, maintenance and repairs, which do not extend the asset lives, are charged to operations as incurred. Upon sale or disposition, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations. The Company continually monitors events and changes in circumstances that could indicate that the carrying balances of its property, equipment and leasehold improvements may not be recoverable in accordance with the provisions of ASC 360, “Property, Plant, and Equipment.” When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. See Note 3, “Property, Equipment and Building Improvements, Net” for further information.

Revenue Recognition and Performance Obligations

Revenues are recognized when control of the promised goods or services is transferred to the Company’s customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. The Company does not offer returns, discounts, loyalty programs or other sales incentive programs that are material to revenue recognition. Payments from customers are due upon delivery or within a short period after delivery.

Contract Balances

Due to the nature of the Company’s revenue from contracts with customers, the Company does not have material contract assets or liabilities that fall under the scope of ASC Topic 606.

Contract Estimates and Judgments

The Company’s revenues accounted for under ASC Topic 606, generally do not require significant estimates or judgments based on the nature of the Company’s revenue streams. The sales prices are generally fixed at the point of sale and all consideration from contracts is included in the transaction price. The Company’s contracts do not include multiple performance obligations or variable consideration.

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Cost of Goods Sold

Cost of goods sold includes materials, labor and overhead costs incurred in cultivating, producing and shipping products.

Advertising Expenses

The Company expenses advertising costs as incurred in accordance with ASC 720-35, “Other Expenses – Advertising Cost.” The Company had no advertising expenses totaled for the six months ended June 30, 2022 and the year ended December 31, 2021, respectively.

Loss Per Common Share

In accordance with the provisions of ASC 260, “Earnings Per Share,” net loss per share is computed by dividing net loss by the weighted-average shares of common stock outstanding during the period. During a loss period, the effect of the potential exercise of stock options, warrants, convertible preferred stock, and convertible debt are not considered in the diluted loss per share calculation since the effect would be anti-dilutive. The results of operations were a net loss for the six-months ended June 30, 2022.

Income Taxes

The provision for income taxes is determined in accordance with ASC 740, “Income Taxes”. On November 9, 2012, the Company elected to be taxed as an “S” Corporation.  Accordingly, the Company has not provided for federal or state income taxes since the income tax liability is that of the individual stockholders.

The Company recognizes uncertain tax positions based on a benefit recognition model. Provided that the tax position is deemed more likely than not of being sustained, the Company recognizes the largest amount of tax benefit that is greater than 50.0% likely of being ultimately realized upon settlement. The tax position is derecognized when it is no longer more likely than not of being sustained. The Company classifies income tax related interest and penalties as interest expense and selling, general and administrative expense, respectively, on the statements of operations.

Other income

Pursuant to the CARES Act, The Company received Paycheck Protection Program (“PPP”) loans, in the amount of $262,683. Under the terms of the CARES Act, as amended, the Company was eligible to apply for forgiveness for all or a portion of the PPP loan. During 2021, the Company was advised that the United States Small Business Administration (“SBA”)  had approved the PPP loan forgiveness. Accordingly, the lender applied the funds it received from the SBA and paid off PPP loan principal and interest in full. In accordance with accounting guidance this forgiveness of debt and related accrued interest is to be accounted for as Other Income.

Segment reporting

The Company is not organized by multiple operating segments for the purpose of making operating decisions or assessing performance. Accordingly, the Company operates in one reportable operating segment. The Company’s principal decision makers are the Chief Executive Officer and its Chief Financial Officer. Management believes that its business operates as one reportable segment because: a) the Company measures profit and loss as a whole; b) the principal decision makers do not review information based on any operating segment; c) the Company does not maintain discrete financial information on any specific segment; d) the Company has not chosen to organize its business around different products and services, and e) the Company has not chosen to organize its business around geographic areas.

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Recently Adopted Accounting Standards

FASB ASU No. 2020-06 “Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” – Issued in August 2020, ASU 2020-06 simplifies the accounting for convertible instruments by eliminating the requirement to separate embedded conversion features from the host contract when the conversion features are not required to be accounted for as derivatives under Topic 815, Derivatives and Hedging, or that do not result in substantial premiums accounted for as paid-in capital. By removing the separation model, a convertible debt instrument will be accounted for as a single liability measured at its amortized cost and the interest rate on convertible debt instruments will typically be closer to the coupon interest rate when applying the guidance in Topic 835, Interest. ASU 2020-06 is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those years. The Company adopted ASU 2020-06 as of January 1, 2021, utilizing the modified retrospective method of adoption. Adoption of the new standard did not have a material impact on the Company’s financial condition or results of operations.

NOTE 3 – PROPERTY, EQUIPMENT AND BUILDING IMPROVEMENTS, NET

Property, equipment and building improvements (net) as of June 30, 2022, and December 31, 2021, consisted of the following:

	June 30,	December 31,
	2022	2021

Building improvements	$326,440	$326,440
Equipment	260,449	260,449

Subtotal	586,889	586,889
Less accumulated depreciation	(476,113)	(461,783)
Property, equipment and leasehold improvements, net	$110,776	$125,106

Depreciation expense related to property, equipment and building improvements for the six months ended June 30, 2022 was $14,330. Depreciation expense for the year ended December 31, 2021 was $38,470.

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NOTE 4 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following as of June 30, 2022 and December 31, 2021:

	June 30, 2022	December 31, 2021

Accrued interest payable	$16,951	$14,011
Accrued payroll	3,853	4,191
Total Accounts Payable and Accrued Expenses	$20,804	$18,202

NOTE 5 – DEBT AND OTHER FINANCINGS

Credit Facility

At June 17, 2021, the Company entered into a credit facility with GreenStone Farm Credit Services to provide liquidity for ongoing working capital requirements and general corporate purposes. The Credit Facility consisted of a $550,000 revolving line of credit secured with a promissory note maturing June 1, 2024.  The loan had a variable interest rate with the stated interest rate of 4.5%.   The balance on the credit facility as of June 30, 2022, and December 31, 2021, was $323,890 and $-, respectively.  Specific to the revolving credit facility, the Company is subject to a various financial covenants.   On June 30, 2022, and December 31, 2021, the Company was in compliance with the covenants of the Credit Facility.  The Company paid the entirety of the Note including accrued interest in July of 2022.

Mortgage Loans

On February 26, 2018, the Company entered into a promissory note for $318,000. The Note accrues interest at a rate of 5.75% per annum basis to mature on October 1, 2027. The Note was secured by the assets of the Company. On April 25, 2019, the Company entered into a second promissory note for $155,000. The Note accrues interest at a rate of 5.6% per annum basis to mature on February 1, 2029. The balance on these Notes were $209,672 and $209,672 for the periods ended June 30, 2022 and December 31, 2021, respectively. The Note also was secured by the assets of the Company. Specific to these loans, the Company is subject to various financial covenants. At June 30, 2022, and December 31, 2021, the Company was in compliance with all covenants. The Company paid the entirety of both Notes including accrued interest in July of 2022.

Paycheck Protection Loans

During 2020 and 2021, the Company received Paycheck Protection Program (PPP) loans in the amount of $262,683, as provided pursuant to the CARES Act and administered by the SBA. The PPP loans, which were unsecured and guaranteed by the SBA, were designed to create economic stimulus by providing additional operating capital to small businesses in the U.S., to facilitate the PPP loan, the Company entered into a Promissory Note, with GreenStone Farm Credit Services as the lender (the “Lender”).

Under the terms of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), as amended by the Paycheck Protection Program Flexibility Act of 2020 (the “Flexibility Act”), the Company was eligible to apply for and receive forgiveness for all or a portion of the PPP loan. Such forgiveness was determined, subject to limitations, based on the use of the loan proceeds for certain permissible purposes as set forth in the PPP loan, including, but not limited to, payroll costs (as defined under the PPP) and mortgage interest, rent or utility costs (collectively, “Qualifying Expenses”) incurred during the 24 weeks subsequent to funding, and on the maintenance of employee compensation levels, as defined, following the funding of the PPP loan.

The Company, in accordance with the Flexibility Act, the Company filed an application for forgiveness with the Lender, who approved this submission and subsequently submitted the Company’s application to the SBA. During 2021, the Company was advised that the SBA had approved the loan forgiveness application for each all loans and as such, the PPP loan and interest were forgiven in their entirety and recorded as other income on the accompanying Statements of Operations.

Related Party Advances

From time to time the stockholders of the Company provide advances to the Company. These advances are subordinated to all other debt of the Company. These advances do not have any interest or other stated terms. As of June 30, 2022, and December 31, 2021, the Company owed the stockholders $483,732 and $645,114, respectively.

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NOTE 6 – COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, there are various threatened and pending legal proceedings against the Company. Management believes that the aggregate liability, if any, arising from such litigation, would not have a material adverse effect on the Company’s financial statements.

NOTE 7 – RELATED PARTY TRANSACTIONS

As referenced in Note 5 “Debt and Other Financings”, from time to time the stockholders of the Company provide advances to the Company. These advances are subordinated to all other debt of the Company.  The Company also has borrowed funds from stockholders of the Company and are reflected on the balance sheet as short-term borrowings from related parties. These borrowings also do not have any interest or any other stated terms. As of June 30, 2022, and December 31, 2021, the stockholders owed the Company $56,613 and $56,613, respectively.

NOTE 8 – SUBSEQUENT EVENTS

Asset Sale

On August 30, 2022, a wholly owned subsidiary, 2900 Madison Ave Holdings, LLC (the “Subsidiary”), of Edible Garden AG Incorporated (the “EG”) entered into an asset purchase agreement (“Purchase Agreement”) with The Company (“Greenleaf”), NJD Investments, LLC (“NJDI”), Soleri, LLC, and Nicholas DeHaan (collectively, the “Sellers”) and completed the purchase of the assets of Greenleaf used in its business (“Assets”) and the real property at 2900 Madison Ave. SE, Grand Rapids, Michigan (“Property”). The Assets include all vehicles, fixtures, fixed assets and equipment used in the operation of Greenleaf’s business; Greenleaf’s intellectual property; any inventory; and rights in and to certain outstanding contracts of Greenleaf pursuant to which EG will sell Greenleaf’s existing inventory and work-in-process. The Property includes a 5-acre greenhouse facility that is currently used as a controlled indoor agriculture flower farm. The Sellers are not affiliated with EG or any of EG’s affiliates. The Purchase Agreement contains customary representations and warranties, covenants, agreements and indemnification obligations of the Subsidiary and the Seller. If the Subsidiary is entitled to indemnification by the Seller, the Subsidiary must offset amounts due under the Promissory Note, as described below, as its remedy for claims for indemnification under the Purchase Agreement.

The Subsidiary paid an aggregate purchase price of $2,886,000, consisting of (i) a cash payment of $1,750,000 to the Sellers and (ii) a promissory note from the Subsidiary to NJDI for $1,136,000 (“Promissory Note”). The Promissory Note accrues interest at a rate of 5% per annum and will mature on September 1, 2026. The Subsidiary may prepay the outstanding amount due under the Promissory Note at any time without penalty. The Subsidiary will make monthly payments of principal and interest of approximately $28,000 beginning January 1, 2023 and until the maturity date of the Promissory Note. The Promissory Note is secured by a mortgage on the Property (the “Mortgage”) and a security interest in the assets owned by the Subsidiary in favor of NJDI (the “Security Agreement”).

In addition, the Subsidiary’s obligation to repay the amounts due under the Promissory Note, or up to $1,136,000 plus any accrued interest, is guaranteed by EG under a guaranty in favor of NJDI (the “Guaranty”) entered into on August 30, 2022. Under the Guaranty, in the event that the Subsidiary defaulted on the Promissory Note, EG would be responsible for any sum remaining due after NJDI foreclosed on the Mortgage and exercised its rights under the Security Agreement.

Corporate Name Change

Effective August 31, 2022, Greenleaf Growers, Inc. amended its Articles of Incorporation to change the name of the company to GLG Resources, Inc.

Management Review

Management has evaluated subsequent events through December 30, 2022, the date which the financial statements were available to be issued.

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